UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 11, 2005

NEW LIFE SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-32321	88-0440989
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Route 9 South, Manaplan, N.J. 07726

(Address of Principal Executive Office) (Zip Code)

732-252-8085

 (Registrant’s telephone number, including area code)

NEVADA HOLDING GROUP, INC.

419 Park Avenue South, Suite 1302

New York, New York

10016

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01

Regulation FD Disclosure

On March 1, 2005 we received approval of our majority shareholders and directors to change our corporate name to New Life Scientific, Inc. and to complete a 1 for 35 reverse stock split of our common shares. As a result of the name change, we will trade under a new symbol: NWLF. The results of the reverse of our common stock leaves 2,798,125 shares issued and outstanding as of March 11, 2005.

SECTION 8 - OTHER EVENTS

Item 8.01

Other Events

On March 16, 2005 New Life Scientific, Inc., (NWLF) issued the attached press release announcing the name change, symbol change and reverse stock split. The press release is attached as Exhibit 99.1 and is incorporated in its entirety by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.1

Press Release dated March 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW LIFE SCIENTIFIC, INC.

By:	/s/ HENRY VAL
Name:	Henry Val President
Title:

March 17, 2005

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